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                                                                   Exhibit 10.16
                                  OFFICE LEASE


                THIS LEASE and the attached Schedule, which is incorporated herein by such reference, is made and entered into this ____ day of October, 1999, by and between Atrium Northeast Limited Partnership, hereinafter called "Landlord," and Integrated Business Systems & Services, hereinafter called "Tenant."

                                   WITNESSETH:

                In consideration of the covenants and agreements of the respective parties herein contained, the parties hereto, for themselves, their heirs, successors, distributees, administrators, legal representatives and permitted assigns, do hereby agree as follows:

A.  DEMISED PREMISES:

                Landlord, by these presents, does hereby demise and let unto Tenant, and Tenant hereby leases and hires from Landlord, for the term and upon the rental, covenants and agreements herein set forth, those certain premises located in the State of South Carolina, County of Richland, City of Columbia, located at 115 Atrium Way and more specifically described on the schedule (the "Demised Premises").

B.  TERM AND DELIVERY OF PREMISES:

                TO HAVE AND TO HOLD said premises unto Tenant for a term of 60 months, beginning on the 1st day of November 1999, and ending on the 31st day of October 2004 (the "Term").

                It is further agreed and understood that if Landlord is unable to deliver possession of the Demised Premises to the Tenant at the commencement of the Term because of the retention of possession thereof by parties other than Landlord, or because Landlord is unable to get the Demised Premises ready for occupancy by Tenant, then Landlord shall not be liable to Tenant for damages and this Lease shall not terminate; provided, however, that Tenant shall have no obligation to pay hereunder until possession of the Demised Premises is delivered to Tenant. Landlord shall use all reasonable diligence to deliver possession of the premises to Tenant at the commencement of the Term.

                It is anticipated that possession may be had on November 1, 1999, however, if for any reason Landlord fails to give possession of the Demised Premises on that date, then this Lease and payment of rent will commence as of the day possession is given with the further understanding that possession must be had within six months from the anticipated possession date, or Tenant may terminate this Lease by written notice given prior to the Landlord's tendering possession of the Demised Premises to the Tenant. If the term of this Lease shall commence on a day other than the first day of a calendar month, rental shall be paid for the portion of the month in proportion to the monthly rental rate as herein provided and the Lease shall be extended so as to cause the expiration of the Term to be on the last day of the last month of the Term.

C.  COVENANTS AND CONDITIONS OF LEASE:


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                This Lease is made on the following covenants and conditions which are expressly agreed to by Landlord and Tenant:

                1. RENT: Tenant covenants and agrees to pay the rent to Landlord as outlined in the Schedule. Said rental shall be payable monthly in advance to the offices of Atrium Development, Inc., Agents for Landlord. Rent is due on the first day of each month and shall not be withheld for any reason whatsoever. In the event Tenant shall fail to pay each rental on or before the fifth (5th) day of the month for which rent is due, a late charge of five (5%) percent of such past due amount per month, shall be added to the rental and paid to Landlord for each such late payment, and the same shall be treated as additional rent.

                2. AUTHORIZED USE: Tenant agrees not to abandon or vacate the Demised Premises, not to use them for other than normal general office purposes and not to use or permit them to be used for any offensive, noisy or dangerous trade or business, or in violation of any law, ordinance, or regulation of any governmental body or authority applicable to the Demised Premises. Tenant will not do or permit any act or omission which will increase the rate of insurance on the Demised Premises, and if such rate be increased, Tenant agrees to pay Landlord such increased cost of insurance. Tenant will not obstruct entries, passageways or other common areas so as to interfere with the use thereof by other tenants.

                3. TENANT ALTERATIONS: Tenant shall not make, or suffer to be made, any alterations of the Demised Premises, or any part thereof, without the written consent of the Landlord. Any such alterations or improvements, whether made with or without Landlord's permission, and including, but not limited to, permanent partitions, wall-to-wall carpeting, lighting, or attached shelving, shall, at the option of the Landlord, become the property of the Landlord (with no obligation of Landlord to pay for same) and may not be removed unless requested by the Landlord. Tenant may install at its expense and without Landlord's consent movable office partitions, furniture and equipment and other personal property, and may remove same at any time provided that Tenant is not in default of this Lease and that any damage to the Demised Premises caused thereby shall be repaired by Tenant at Tenant's expense. Tenant shall not install or maintain any equipment, partitions, furniture or apparatus, the weight or operation of which would tend to injure or be detrimental to the Demised Premises or unreasonably annoy or disturb other tenants. Tenant shall at all times keep the Demised Premises free and clear of any lien or encumbrance of any kind created by Tenant's act under this paragraph or otherwise or by its omission. Notwithstanding anything contained herein to the contrary, if construction to the Demised Premises is to be performed by Landlord prior to Tenant's occupancy, Landlord will, at its expense, commence and/or complete the construction of the improvements constituting the Demised Premises, including partitions, in accordance with the floor plan and its specifications agreed to in writing by the parties and made a part of this Lease by reference. The plans and specifications shall be approved and signed by the parties prior to the commencement of construction. Any material changes or modifications to the approved plans and specifications shall be made and accepted by written change order signed by the Landlord and Tenant, and shall constitute an amendment to this Lease. Upon substantial completion of the building and other improvements in accordance with the plans and specifications, Tenant agrees to execute and deliver to Landlord a letter (in form acceptable to Landlord), accepting delivery, without qualification, of the Demised Premises.

                4. TENANT'S MAINTENANCE AND REPAIR OF DEMISED PREMISES:

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Tenant agrees not to suffer or commit any waste and to keep and to do whatever is necessary to maintain the interior of its Demised Premises in good condition and repair, natural deterioration by ordinary use and reasonable wear, fire, the elements, and acts of God excepted. Tenant shall replace all broken glass in the Demised Premises except when such may be covered by Landlord's normal fire and extended coverage insurance policy, and shall repair any damage, willful or otherwise, to the Demised Premises, caused by it, its agents, invitees or clients. If Tenant fails to make the repairs or to maintain the Demised Premises as required under this paragraph, Landlord may, at its option, make the repairs or replacements it deems necessary, and the cost of such repairs or replacements shall be charged to the Tenant as additional rent and shall become payable by Tenant with the payment of the rental next due hereunder.

                5. LANDLORD'S MAINTENANCE AND REPAIR OF DEMISED PREMISES:
Landlord shall at its own expense keep and maintain in good repair and working order the heating and air conditioning equipment, plumbing, roof, foundation and exterior walls, electricity and fixtures, and parking lot. Landlord agrees to make repairs that may become necessary by reason of fire, acts of war, insurrection or riot, earthquake, other elements including damage by termites, fungus growth or dry rot. Landlord shall be under no obligation to inspect the Demised Premises and Tenant shall be responsible for notifying Landlord in writing of any needed repairs after which Landlord shall have a reasonable time in which to make such repairs. Landlord shall not be held liable for any damage to Tenant, and Tenant shall not be entitled to any abatement or reduction of rent for failure to make such repairs unless due to Landlord's gross negligence. Furthermore, Landlord shall not be liable to Tenant, except as expressly provided in this Lease for any damage or inconvenience to Tenant by reason of any repairs, alterations or additions made by Landlord under this Lease, and Tenant shall not be entitled to any abatement or reduction of rent.

                6. SERVICES AND UTILITIES FURNISHED BY LANDLORD: Landlord shall, at its own expense, supply to Tenant in or upon the Demised Premises during the Term of this Lease the following services and utilities only as specifically indicated:

   [X] (a) electricity, heating and air conditioning during the hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m. on Saturdays, excluding legal holidays. Electricity shall be furnished only for lighting and ordinary business appliances, such as typewriters and adding machines.

   [X]                 (b) hot and cold running water in restrooms.

   [X] (c) chilled drinking water within reasonable distance of Tenant's premises.

   [X]                 (d) non-attended elevator service.

   [X] (e) janitorial and yard service in accordance with usual and customary schedule.

   [X]                 (f) pest control, including termite extermination.

   [X] (g) replacement light bulbs (fluorescent or building standard only).

   [X]                 (h) on-site building management.



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   [X]                 (i) parking - see paragraph #10.

   [X] (j) electronic key system security service for after-hours access.

                Landlord shall not be liable for failure to furnish any of the foregoing when such failure is caused by accidents or conditions beyond the control of Landlord, or by repairs, labor disturbances or disputes of any character whether resulting from or caused by Landlord or otherwise; nor shall Landlord be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing, nor shall any such failure relieve Tenant from duty to pay the full amount of rent herein reserved, or constitute or be construed as a constructive or other eviction of Tenant.

                Tenant may install lined or unlined draperies or window furnishings on the interior sides of the exterior building windows, for interior appearance, or to reduce light transmission, provided such draperies or window furnishings do not affect the exterior appearance of the building as determined in the sole opinion of the Landlord.

                7. INCREASE IN COST OF SERVICES AND REPAIRS: The Tenant covenants to pay the Landlord, as additional rent hereunder, upon notice and demand, the Tenant's pro rata share of any increase in the operating expenses (as defined below) incurred by the Landlord in operating and maintaining the building and parking areas of which the Demised Premises are a part, which shall, in any calendar year during the term or any renewals of this Lease, exceed the sum of Three and 50/100's ($3.50) Dollars per square foot of total net rentable square footage in the building. Tenant's pro rata share of any such increase in operating expense shall be equal to the square footage of the demised premises divided by the square footage of the total rentable area of the building, multiplied by the "average daily space" factor. "Average daily space" as used in the preceding sentence means the number of days so occupied, divided by the number of days in the year.

                After each December 31st during the Term, initial cost statements for the year will be prepared and compared to the initial operating expenses. Should the cost of service exceed the sum of Three and 50/100's ($3.50) Dollars per square foot of total net rentable square footage in the building, Tenant shall pay for its proportionate share by lump sum settlement, which shall be due within thirty (30) days of receipt of a statement from Landlord.

                In addition, the monthly rent beginning the first day of January will be adjusted, if required, by one-twelfth (1/12) of the sum of the previous year's increase in operating cost. In no event will the rent be less than that which was paid in the prior year or at the beginning of the Lease, whichever is the greater.

                The cost of operating and maintaining the building shall include water and sewer rents, the costs of heating, electricity, power, fuel, labor, supplies, janitor service, elevator service, management fees incurred by Landlord, security service, insurance (except as otherwise provided in this Lease), base year taxes as defined in Paragraph 8 below, and all other items properly constituting direct operating costs according to standard accounting practices as determined from time to time, by Landlord, its managing agent or accountant. Tenant, or its representative, shall have the right to examine Landlord's books and records with respect to items in the foregoing statement during normal business hours at any time within thirty (30) days following delivery by Landlord to Tenant of such statement. Unless Tenant shall take written



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exception to any items of such expenses within thirty (30) days after delivery of the foregoing statement, such statement shall be considered as final and accepted by Tenant. If this Lease terminates other than at the end of a calendar year, the additional rent, if any, under this provision for the partial year of occupancy shall be due and payable by Tenant for the period of his occupancy even though Tenant has vacated. If the vacated Tenant has a credit due, a check will be issued forty-five (45) days after such original statement is sent. If Tenant is deficient, it shall forward payment to Landlord within thirty (30) days unless it takes written exception to such increase and in such case must notify Landlord of such exception within thirty (30) days.

                8. PAYMENT OF TAXES AND OTHER ASSESSMENTS: Landlord shall pay annually all real estate taxes on the Demised Premises existing at the commencement of this Lease. However, Tenant shall pay its pro rata share (see Paragraph 7) of any and all increases in the taxes and other assessments assessed or levied against the Demised Premises over and above amounts assessed for the year 1990 (the "base year"), as well as any special assessment imposed upon the Demised Premises for any purpose whatsoever during the Term, whether the increase in taxation results from a higher tax rate or an increase in the assessed valuation of the Demised Premises or of both. However, if the improvements upon the Demised Premises are not fully assessed by the local assessor's office during the agreed upon base year, the base year will be amended in the following manner. The millage rate established in the base year shall be applied to the fully assessed value when fully assessed by the Tax Assessor's office. Should the full assessment not be completed until after this Lease expires or is terminated, this increase will be due and payable upon demand. Such payment shall be made by Tenant to Landlord not later than thirty
(30) days following the date on which Landlord provides Tenant with written evidence of such increase. In the event the Demised Premises are less than the entire property assessed for such taxes for any such tax year, then the tax for any such year applicable to the Demised Premises shall be determined by proration as hereinabove defined. If the final year of the Term fails to coincide with the tax year, then any excess for the tax year during which the Term ends shall be reduced by the pro rata of such tax beyond the Term.

                In the event that any documentary stamp tax, or tax levied on the rental, leasing or letting of the Demised Premises, whether local, state or Federal, is required to be paid due to execution hereof, the cost thereof shall be borne by the Tenant.

                Tenant at all times shall be responsible for and shall pay, before delinquency, all municipal, county, state or Federal taxes assessed against any leasehold interest or any fixtures, equipment, stock-in-trade or other personal property of any kind, installed or used in or on the Demised Premises.

                Should any governmental taxing authority acting under any present or future law, ordinance or regulation, levy, assess or impose a tax, excise and/or assessment (other than an income or franchise tax) upon or against the rentals payable by Tenant to Landlord, either by way of substitution or in addition to any existing tax on land or buildings or otherwise, Tenant shall be responsible for and shall pay such tax, excise and/or assessment, or shall reimburse the Landlord for the amount thereof, as the case may be.

                9. SUBORDINATION OF LEASE: Tenant accepts this Lease subject and subordinate to any recorded or unrecorded mortgage presently existing or hereafter imposed or created by Landlord, or assigns, upon the Demised Premises. Landlord is hereby irrevocably vested with full power and authority to subordinate Tenant's interest in and to this Lease to any



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mortgage or other Landlord's financing or refinancing imposed or created on the
Demised Premises, and Tenant agrees to execute, promptly upon demand, any other instruments deemed necessary by Landlord or Landlord's lender in connection with the subordination of this Lease. If the Landlord's interest under this Lease shall be transferred or assigned by reason of foreclosure or other proceedings on the Demised Premises, Tenant shall be bound to the transferee (sometimes called the "Purchaser") at the option of the transferee, under the same terms, covenants and conditions of this Lease for the balance of the Term remaining, and any extensions or renewals, with the same force and effect as if the transferee were Landlord under this Lease, and, if required by the transferee, Tenant agrees to attorn to the transferee, without exception.

                10. PARKING: Tenant is hereby granted the right to use spaces in the building parking area (as available) in common with other tenants, and Landlord reserves the right to assign spaces in the parking area or otherwise control its use. Assignment or allocation of spaces to each Tenant when it becomes advisable will normally be determined by dividing the total number of spaces available into the total rentable square footage in the building and dividing that result into the number of square feet leased by each Tenant. Fractions will be rounded to the lowest number.

                11. ENTRY BY LANDLORD: Landlord shall have the right to enter the Demised Premises at reasonable times by giving tenant 48 hour notice for the purpose of inspection, posting notices or supervising any necessary repairs and maintenance required herein to be performed by Landlord. Sixty (60) days prior to the expiration of Lease Landlord may post suitable notice on the Demised Premises that same are for rent and may show same to prospective tenants at reasonable times.

                12. ASSIGNMENT AND SUBLETTING: Neither this Lease nor any interest herein may be assigned by Tenant voluntarily or involuntarily, by operation of law, or otherwise, and neither all nor any part of the Demised Premises shall be sublet by Tenant without the written consent of Landlord first had and obtained; provided, however, such consent shall not be unreasonably withheld if Tenant's proposed assignee or subtenant is deemed to be of equal or better financial credit standing as Tenant, and the proposed use of the Demised Premises by the assignee or subtenant conforms to the Landlord's usual and customary leasing qualifications, both as determined by Landlord in the sole exercise of its discretion, and it for the entire premises.

                In the event that the sublease rental be greater than the contract rent payable by Tenant under this Lease, any such excess in rental shall be deemed additional rent payable to Landlord as consideration for its consent to the assignment or sublease. Sublease rent shall be payable directly to Landlord. Any assignee or subtenant shall be bound to all the terms, covenants and conditions of this Lease. The right to assign or sublease the interest of an assignee or subtenant under this paragraph is prohibited.

                In the event this Lease or any interest herein is assigned or the premises or any part thereof is sublet, Tenant shall remain fully liable under all terms, covenants and conditions of this Lease. In no event will any provision herein stated to renew, extend or purchase be available to any assignee or subtenant. Tenant shall furnish Landlord, prior to any allowable sublease or assignment, a copy of the proposed written sublease or assignment, and thereafter furnish Landlord with a copy of any executed sublease or assignment.



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                13. WAIVER OF COVENANTS: It is agreed that the waiving of the covenants of this Lease by either party shall be limited to the particular instance and shall not be deemed to waive any other breaches of such covenant or any provision herein contained. No forbearance by either party to seek a remedy for any breach of the Lease shall be deemed a waiver by such party of its rights or remedies with respect to such breach.

                14. DEFAULT BY TENANT: This lease is made upon the condition that the Tenant shall punctually and faithfully perform all the covenants and agreements by it to be performed as herein set forth, and if any of the following events of default shall occur, to wit: (a) any installment of rent, additional rent, taxes or any other sums required to be paid by Tenant hereunder, or any part thereof, shall at any time be in arrears and unpaid when due for fifteen (15) days (notice by Landlord to Tenant not being required); or
(b) there be any default on the part of Tenant in the observance or performance of any of the other covenants, agreements or conditions of this Lease on the part of Tenant to be kept and performed, and said default shall continue for a period of fifteen (15) days after written notice thereof from Landlord to Tenant (unless such default cannot reasonably be cured within fifteen (15) days and Tenant shall have commenced to cure said default within said fifteen (15) days and continues diligently to pursue the curing of the same); or (c) Tenant shall file a petition in bankruptcy or be adjudicated a bankrupt, or file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, receivership or similar relief for itself under any present or future Federal, state or other statutes, law or regulations, or make an assignment for the benefit of creditors; or (d) any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Demised Premises shall be appointed in any action, suit or proceeding by or against Tenant and such proceeding or action shall not have been dismissed within thirty (30) days after such appointment; or (e) the leasehold estate hereby created shall be taken on execution or by other process of law; or (f) Tenant shall admit in writing its inability to pay its obligations generally as they become due; or (g) Tenant shall vacate or abandon the Demised Premises, then and in any of said cases, Landlord at its option may terminate this Lease and re-enter upon the Demised Premises and take possession thereof with full right to sue for and collect all sums or amounts with respect to which Tenant may then be in default and accrued up to the time of such entry, including damages to Landlord by reason of any breach or default on the part of Tenant, or Landlord may, if it elects to do so, bring suit for the collection of such rents and damages without entering into possession of the Demised Premises or voiding this Lease.

                In addition to, but not in limitation of, any of the remedies set forth in this Lease or given to Landlord by law or in equity, Landlord shall also have the right and option, in the event of any default by Tenant under this Lease and the continuance of such default after the period of notice above provided, to retake possession of the Demised Premises from Tenant without process of law, by summary proceedings or otherwise, and it is agreed that the commencement and prosecution of any action by Landlord in forcible entry and detainer, ejectment or otherwise, or any execution of any judgment or decree obtained in any action to recover possession of the Demised Premises, shall not be construed as an election to terminate this Lease unless Landlord expressly exercises its option hereinabove provided to declare the Term ended, whether or not such entry or re-entry be had or taken under summary proceedings or otherwise, and shall not be deemed to have absolved or discharged Tenant from any of its obligations and liabilities for the remainder of the Term, and Tenant shall, notwithstanding such entry or re-entry, continue to be liable for the payment of the rents and the performance of the other covenants and conditions thereof and shall pay to Landlord all monthly deficits after any such re-entry in monthly installments as the amounts of such deficits from time to time are ascertained and, in the event of



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any such ouster, Landlord rents or leases the Demised Premises to some other person, firm or corporation (whether for a term greater, less than or equal to the unexpired portion of the Term) for an aggregate rent during the portion of such new lease co-extensive with the Term which is less than the rent and other charges which Tenant would pay hereunder for such period, Landlord may immediately upon the making of such new lease or the creation of such new tenancy sue for and recover the difference between the aggregate rental provided for in said new lease for the portion of the term co-extensive with the Term and the rent which Tenant would pay hereunder for such period, together with any expense to which Landlord may be put for brokerage commission, placing the Demised Premises in tenable condition or otherwise. If such new lease or tenancy is made for a shorter term than the balance of the Term, any such action brought by Landlord to collect the deficit for that period shall not bar Landlord from thereafter suing for any loss accruing during the balance of the Term.

                If Tenant at any time shall fail to pay any taxes, assessments or liens, or to make any payment or to perform any act required by this Lease to be made or performed by it, Landlord, without waiving or releasing Tenant from any obligation or default under this Lease, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Tenant. All sums so paid by Landlord and all costs and expenses so incurred shall accrue interest at the rate of eighteen (18%) percent from the date of payment or incurring thereof by Landlord and shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord upon demand. Except as otherwise expressly provided herein, all other sums payable by Tenant to Landlord under this Lease, if not paid when due, shall accrue interest at the rate of eighteen (18%) percent from their due date until paid, said interest to be so much additional rent under this Lease and shall be paid to Landlord by Tenant upon demand.

                All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other remedies allowed at law or in equity.

                Tenant agrees to pay a reasonable attorney's fee and all costs if Landlord, in its sole discretion, employs an attorney to collect any rent, additional rent or any other sums payable under this Lease or to enforce any covenants, agreements or conditions on the part of the Tenant to be kept and performed; and Tenant expressly waives all exemptions secured to the Tenant under the laws of the State of South Carolina or of any other state of the United States as against the collection of any debt herein or hereby incurred or secured. For the purpose of any suit brought by Landlord or based on the Lease, this Lease shall be construed to be a divisible contract to the end that successive actions may be maintained as successive periodic sums shall mature under this Lease, and it is further agreed that failure to include in any suit any sum or sums then mature shall not be a bar to the maintenance of any suit or action for the recovering of said sum or sums so omitted. Tenant waives the right to a jury trial in any suit or proceeding brought to enforce the terms, covenants and conditions of this Lease, including but not limited to the collection of rent, or any other amounts due hereunder.

                15.  INSURANCE/INDEMNITY:

                       (a) "Injuries and Property Damage." Tenant shall at all times during the Term keep in effect with responsible companies liability insurance acceptable to Landlord in the names of and for the benefit of Tenant and Landlord with limits as follows:



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                Bodily Injury----------$350,000.00 Single Limit
                Bodily Injury----------$750,000.00 Per Occurrence
                Property Damage--------$1,000,000.00

Such insurance may, at Tenant's election, be carried under any general blanket coverage of Tenant. A renewal policy shall be procured not less than ten (10) days prior to the expiration of any policy. Each original policy or a certified copy thereof, or a satisfactory certificate of the insurer evidencing insurance carried with proof of payment of the premium shall be deposited with Landlord. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. In the event that the Demised Premises constitute a part of a larger property said insurance shall have a Landlord's Protective Liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant. Tenant shall have the right to settle and adjust all liability claims against the insuring companies, but without subjecting Landlord to any liability or obligation.

                       (b) "Property Insurance." Landlord shall obtain and keep in force during the Term a policy or policies of insurance covering loss or damage to the Demised Premises, in the amount of the full replacement value thereof, providing against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and loss of rents. Tenant shall pay during the Term, in addition to rent, the amount of any increase in premiums for the insurance required under this Paragraph 15(b) over and above such premiums paid by Landlord during the first full year of the Term in which Landlord shall have maintained the insurance required under this Paragraph 15(b), whether such premium increase shall be the result of the nature of Tenant's occupancy, any act or omission of Tenant, requirements of the holder of a mortgage covering the Demised Premises, or increased valuation of the Demised Premises. Tenant shall pay any such premium increases to Landlord within thirty (30) days after receipt by Tenant of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Demised Premises, Landlord shall also deliver to Tenant a statement of the amount of such increase attributable to the Demised Premises and showing in reasonable detail the manner in which such amount was computed. If the Term shall not expire concurrently with the expiration of the period covered by such insurance, Tenant's liability for premium increases shall be prorated on an annual basis. If the Demised Premises are less than the total property the base pro rata share shall be the same as in Section 8 (Taxes).

                (c) "Insurance Policies." Insurance required hereunder shall be in companies rate "A" or better in "Best's Insurance Guide." Tenant shall deliver to Landlord copies of policies of liability insurance required under Paragraph 15(a) or certificates evidencing the existence and amount of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be canceled or subject to reduction of coverage or other modification except after ten (10) days' prior written notice to Landlord. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraphs 15(a) and (b).

                (d) "Waiver of Subrogation." Tenant and Landlord each hereby waives any and all right of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

                (e) "Indemnity." Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenant's use of the Demised Premises, or from any activity, work or things done, permitted or suffered by Tenant in or about the Demised Premises or elsewhere and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of the Tenant, or any of Tenant's agents, contractors or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Demised Premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord. However, Tenant does not indemnify Landlord against any liabilities caused by Landlord's gross negligence.

                (f) "Exemption of Landlord from Liability." Tenant agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Demised Premises, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from fire, ice, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Demised Premises or upon other portions of the building or property of which the Demised Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Demised Premises are located. However, Tenant is not liable for any injury or death of any person or persons or any loss or damage arising out of the gross negligence of the Landlord.

                16. DAMAGE OR DESTRUCTION BY FIRE OR OTHER CASUALTY: If the Demised Premises or any part thereof shall be substantially damaged or destroyed by fire or other casualty, Landlord shall promptly repair all such damage and restore the Demised Premises without expense to Tenant, subject to delays due to adjustment of insurance claims, strikes and other causes beyond Landlord's control. If such damage or destruction shall render the Demised Premises untenable in whole or in part, the rent shall be abated wholly or proportionally as the case may be until the damage shall be repaired and the Demised Premises restored. If the damage or destruction shall be so extensive as to require the substantial rebuilding (i.e., expenditure of fifty (50%) percent or more of replacement cost) of the building or buildings of which the Demised Premises are a part, Landlord or Tenant may elect to terminate this Lease by written notice to the other given thirty (30) days after the occurrence of such damage or destruction, unless the Landlord has contracted for or begun reconstruction. If it is anticipated that said rebuilding will take in excess of one hundred twenty
(120) days, Landlord shall notify Tenant and Tenant shall be give the option of canceling said Lease within five (5) working days of said notification or Landlord may rebuild or contract for said rebuilding of which the Demised Premises are a part.

                Landlord and Tenant hereby release each other from liability for loss or damage occurring on or to the Demised Premises or the premises of which they are a part or to the contents of either thereof, caused by fire or other hazards ordinarily covered by fire and extended coverage insurance policies and each waives all rights of recovery against the other for such loss or damage. Willful misconduct lawfully attributable to either party, whether in whole or in part a contributing cause of the casualty giving rise to the loss or damage, shall not be excused under the foregoing release and waiver. Landlord hereby agrees to keep the building insured against fire and other perils normally covered by fire and extended coverage. Tenant waives any right or claim to the proceeds of such insurance.

                17. HOLDOVER: Should Tenant remain in possession of the Demised Premises or any part thereof after the expiration of the Term, such holding over shall, unless otherwise agreed in writing, constitute a month-to-month tenancy only, and the Tenant shall pay as monthly rental an amount equal to two (2) times the rent, including additional rent, in effect during the last calendar month of the Term. Tenant agrees to give Landlord thirty (30) days prior written notice of intent to vacate the Demised Premises.

                18. CONDEMNATION: In the event a substantial portion of the Demised Premises shall be taken or condemned at any time during the Term through the exercise of power of eminent domain, with or without litigation, and Tenant shall determine that the remaining portion of the Demised Premises are not reasonably suitable for its use and occupation, Tenant may, by giving written notice to Landlord within sixty (60) days after the date of such taking or condemnation, terminate this Lease as of the date (to be set forth in said notice) not earlier than thirty (30) days after the date of the notice, and Landlord shall refund any unearned rent paid in advance by Tenant. If Tenant does not terminate this Lease as provided above, this Lease shall continue in force as to the remaining portion of the Demised Premises and in such event the monthly rental thereafter payable by Tenant hereunder shall be adjusted and prorated in the exact ratio which the value of the Demised Premises after such taking or condemnation bears to the value of the Demised Premises immediately preceding the condemnation, and Landlord shall, at its own expense, make any repairs or alterations to said Demised Premises which may be necessary to restore the Demised Premises, insofar as possible, to its condition prior to the taking or condemnation. Notwithstanding anything contained herein to the contrary, in the event that the portion of the Demised Premises taken or condemned shall consist entirely of the outside parking area or grounds not a part of the building portion of the Demised Premises, then in the event Tenant may terminate this Lease only if Landlord fails to provide sufficient parking as otherwise required under this Lease.

                In the event of the taking or condemnation of all or any portion of the Demised Premises if the Landlord and/or Tenant terminates the Lease as provided above, Landlord and Tenant shall together pursue the claim against the condemning or taking authority for the value of the property taken or condemned and Tenant shall receive from the condemnation award the value of Tenant's improvements, if any, so taken; Tenant shall receive no other part of the condemnation award. If the lease is not terminated, Landlord shall receive the entire award in the condemnation proceeding.

                In the event any part of the Demised Premises shall be taken or condemned at any time during the Term through the exercise of such power of eminent domain, with or without litigation, and the remainder of the Demised Premises shall not, in the opinion of the Landlord, constitute an economically feasible operating unit, Landlord may, by giving written notice to the Tenant within sixty (60) days after the date of such taking or condemnation, terminate this Lease as of a date (to be set forth in said notice) not earlier than thirty
(30) days after the date of the notice; rent shall be apportioned as of the termination date.

                19. QUIET ENJOYMENT: If and so long as Tenant pays the rents reserved by this Lease and performs and observes all the covenants and provisions hereof, Tenant shall quietly enjoy the Demised Premises, subject to the terms of this Lease, any mortgages or other financing agreements to which this Lease is subordinate, and other tenant leases in effect as to the building of which the Demised Premises are a part, and Landlord will warrant and defend Tenant in the enjoyment and peaceful possession of the Demised Premises throughout the Term; provided, however, Landlord shall not be responsible for the acts or omissions of any other tenant or third party that may interfere with Tenant's use and enjoyment of the Demised Premises.

                20. NOTICES: Any notice, demand or other instrument or other written communication required or permitted to be given, served, made or delivered hereunder may be given, served, made or delivered by mailing the same by certified mail in a sealed envelope, postage prepaid, and addressed as follows: To the Landlord at the following address: 115 Atrium Way, Suite 204, Columbia, South Carolina, 29223; to the Tenant at the address shown on the Schedule. Any such notice, demand or other instrument or written communication mailed as above shall be deemed to have been given, served, made or delivered at the time that it was placed in the mail with sufficient postage attached.

                21. SIGNS AND BUILDING DIRECTORY: No signs of any type shall be installed any place on the building of which the Demised Premises are a part or on the exterior of the Demised Premises without prior written approval and consent of Landlord. Landlord shall install and maintain a building directory and reserves the right to limit and control the listings of Tenants and description to be set forth thereon.

                22. RULES AND REGULATIONS: Landlord may from time to time publicize such rules and regulations in writing which it may consider necessary and in the best interest of the building of which the Demised Premises are a part. Tenant agrees to abide by such rules and regulations so long as they do not unreasonably interfere with Tenant's use and occupancy of the Demised Premises, and such rules and regulations, as established from time to time, are expressly made a part of the terms, covenants and conditions of this Lease by reference.

                23. SURRENDER OF PREMISES: Tenant agrees to turn over all keys and to surrender the Demised Premises at the expiration or sooner termination of this Lease or any extensions thereof, broom-clean and in the same condition as when delivered to Tenant or as altered, pursuant to the provision of this Lease, ordinary wear and tear and damage by the elements excepted, and Tenant shall remove all of its property. Tenant agrees to pay a reasonable cleaning charge should it be necessary for Landlord to restore or cause to be restored the Demised Premises to the same condition as when delivered to Tenant.

                24. RIGHTS OF SUCCESSORS AND ASSIGNS: The covenants and agreements contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, their heirs, successors, distributees, executors, administrators, legal representatives, and assigns and upon their respective successors in interest, except as expressly otherwise hereinabove provided.

                25. COMMISSIONS: Landlord acknowledges the services of Atrium Development, Inc., as real estate Broker in procurement of this Lease and all extensions and renewals, and in consideration thereof does hereby agree to pay said Broker a commission on the rents of the Demised Premises in accordance with their separate agreement. Landlord acknowledges that this Lease shall be binding on its heirs, successors and assigns.

                26. SECURITY: Upon execution of this Lease, and as security for the faithful performance by Tenant of all of the terms and conditions of this Lease on Tenant's part to be performed, Tenant has deposited with Landlord the sum outlined in Schedule. Such funds may not be escrowed. Such amount shall be returned to Tenant, without interest, within thirty (30) days after the day set forth for the expiration or sooner termination of the Term if Tenant has fully and faithfully carried out all of the terms, covenants and conditions of this Lease on its part to be performed. Landlord shall have the right to apply any part of said deposit to cure any default of Tenant, including but not limited to damages and payment of rent. The application of the deposit shall be at the sole discretion of Landlord. It is expressly understood that this remedy is in addition to all other remedies vested in Landlord.

                In the event of a sale of the building of which the Demised Premises are a part, Landlord shall have the right to transfer the security to the purchaser and Landlord and his agent shall be released by Tenant from all liability for the return of such security and Tenant shall look to the new landlord solely for the return of said security. It is agreed that this provision shall apply to every transfer or assignment made of the security to a new purchaser or landlord. The security deposited under this Lease shall not be mortgaged, assigned, or encumbered by Tenant without the written consent of Landlord. In the event of any authorized assignment or sublease of this Lease by Tenant the said security deposit shall be deemed to be held by the Landlord as a deposit made by the assignee and Landlord shall have no further liability with respect to the return of said security deposit to Tenant. Tenant shall not be entitled to interest on such security.

                27. CONDITION OF THE DEMISED PREMISES: Tenant has inspected and accepts the Demised Premises in the same condition they are in at the time of commencement of the term of this Lease.

                28. FAILURE TO PERFORM COVENANT: Any failure on the part of either party to this Lease to perform any obligation hereunder, and any delay in doing any act required hereby shall be excused if such failure or delay is caused by any strike, lockout, governmental restriction or any other similar cause beyond the control of the party so failing to perform, to the extent and for the period that such continues, save and except that the provisions of the Paragraph shall not excuse a non-payment of rent or other sums due hereunder on its due date.

                29. CONSTRUCTION OF LEASE: The word "Landlord" as used herein means only the present owner of the Atrium so that in the event of any sale or sales thereof, a landlord who is a grantor in any such sale shall be, and is hereby, entirely freed and relieved of all of the obligations of Landlord hereunder. Any such sale or sales of the Atrium, or any interest therein, shall be subject to this Lease and it shall be deemed and construed without further agreement that the purchaser at such sale has assumed and agreed to carry out any and all obligations of a Landlord under this Lease so long as the purchaser shall be the owner of the Atrium. Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural when the sense requires.

                30. RELOCATION: In the event Landlord determines to utilize the Demised Premises for other purposes during the Term, Tenant agrees to relocate to other space in the building to be designated by Landlord, provided such other space is of equal or larger size than the Demised Premises, and has substantially the same number of exterior windows and other amenities. Landlord shall pay all reasonable out-of-pocket expenses incurred by Tenant in any such relocation, including the expenses of moving and reconstruction of all Tenant and Landlord improvements. In the event of any such relocation, this Lease shall continue in full force and effect without any change in the terms or other conditions, but with the new location substituted for the old location described in Section A, page 1, of this Lease.

                31. COMPLIANCE WITH LAWS, RULES AND REGULATIONS: Tenant, at Tenant's expense, shall comply with all laws, ordinances, orders, rules and regulations of state, Federal, municipal or other agencies or bodies having jurisdiction to the use, condition and occupancy of the Demised Premises.

                32. LANDLORD'S LIEN: As additional security for payment of rent, damages and all other payments required to be made by this Lease, Tenant hereby grants to Landlord a lien upon all property of Tenant now or subsequently located upon the Demised Premises. If Tenant abandons or vacates any substantial portion of the Demised Premises or is in default in the payment of any rentals, damages or other payments required to be made by this Lease, Landlord may enter upon the Demised Premises, by picking or changing locks, if Landlord deems necessary, and take possession of all or any part of the personal property of Tenant, and sell all or any part of the personal property at a public or private sale, in one or successive sales, with or without notice, to the highest bidder for cash and, on behalf of Tenant, sell and convey all or part of the personal property to the highest bidder, delivering all of Tenant's title and interest in the personal property sold. The proceeds of any sale shall be applied by Landlord to the reasonable costs, expenses and attorney's fees incurred as a result of any sale, and then toward the payment of all sums then due by Tenant to Landlord under the terms of this Lease, any excess remaining shall be paid to Tenant or any other person entitled thereto by law.

                33. UNIFORM COMMERCIAL CODE: This Lease constitutes a security agreement within the meaning of the Uniform Commercial Code as adopted and amended, from time to time, under the laws of the State of South Carolina, in which the Demised Premises is situated and, Landlord, in addition to all other rights prescribed in this Lease, shall have all of the rights, title, liens and interests in an to Tenant's property now or hereafter located upon the Demised Premises which are granted to a secured party as that term is defined under South Carolina law, to further secure the payment to Landlord of any and all amounts due and payable, or to be due and payable by Tenant to Landlord. Tenant will, upon request, execute and immediately deliver to Landlord a financing statement as required by South Carolina law for the purpose of perfecting Landlord's security interest under this Lease. In the event Tenant fails or refuses to comply with any such reasonable request with five (5) days of any such request, Tenant hereby appoints Landlord its attorney-in-fact during the Term of this Lease to execute on behalf of Tenant, and in Tenant's name, any financing statement refinancing statement, continuation statement, termination statement or other forms as may be necessary to effect Tenant's compliance with this paragraph.

                34. ACTS OF GOD: FORCE MAJEURE: Landlord shall not be required to perform any covenant or obligation in this Lease or be liable in damages to Tenant so long as the performance or non-performance of the covenant or obligation is delayed, caused by or prevented by an act of God, or force majeure.

                35. ESTOPPEL CERTIFICATES: Tenant agrees to furnish promptly, from time to time, upon request of Landlord or any mortgage lender, a statement certifying, if applicable, that Tenant is in possession of the Demised Premises, the Demised Premises are acceptable for Tenant's occupancy thereof, the Lease is in full force and effect, the Lease has or has not been amended or modified, Tenant claims no present charge, set-off, lien or against rent or any other sums payable by Tenant under this Lease, the rent is not prepaid for more than one month in advance, there is no existing default by reason of some act or omission by Landlord, and such other matters as may be reasonably required by Landlord or any mortgage lender. In the event that Tenant fails or refuses to comply with any such reasonable request by Landlord or any mortgage lender within five (5) days of any such request, Tenant hereby appoints Landlord as its attorney-in-fact during the Term of this Lease to execute on behalf of Tenant, and in Tenant's name, any certificates deemed necessary as contemplated by this paragraph.

                36. GOVERNING LAW: The interpretation of this Lease, compliance with its terms, conditions and covenants, and rights and remedies of the parties as set forth in this Lease, and any amendments, modifications or renewals of this Lease shall be governed in accordance with the laws of the State of South Carolina. The parties hereto verify that this Lease has been entered into within the State of South Carolina, and that performance of the terms, conditions and covenants of this Lease is within the State of South Carolina.

                37. ADDITIONAL PROVISIONS: Insofar as the following provisions conflict with any other provision of this Lease, the following shall control:

                IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the day and year first above written.


WITNESSES:                                LANDLORD:
                                          Atrium Northeast Limited Partnership



____________________________________      By: __________________________________

____________________________________      Its:  ________________________________



                                          TENANT:
                                          Integrated Business Systems & Services

____________________________________      By: __________________________________

____________________________________      Its:  ________________________________

STATE OF SOUTH CAROLINA         )
                                )                        PROBATE
COUNTY OF RICHLAND              )


                PERSONALLY appeared before me the undersigned witness and made oath that (s)he saw the within-named Landlord, by its authorized officer(s)/agent(s), sign, seal and deliver the within-written Office Lease and that (s)he with the other witness witnessed the execution thereof.

                                            ____________________________________
                                            (Witness)

SWORN to before me this

____ day of ___________________, ______.

________________________________(L.S.)
Notary Public for ______________________

My Commission Expires ________________.


STATE OF SOUTH CAROLINA         )
                                )                        PROBATE
COUNTY OF RICHLAND              )


                PERSONALLY appeared before me the undersigned witness and made oath that (s)he saw the within-named Tenant, by its authorized officer(s)/agent(s), sign, seal and deliver the within-written Office Lease and that (s)he with the other witness witnessed the execution thereof.

                                            ____________________________________
                                            (Witness)

SWORN to before me this


____ day of ___________________, ______.


________________________________(L.S.)
Notary Public for ______________________

My Commission Expires ________________.

                        ATRIUM NORTHEAST OFFICE BUILDING
                    Columbia, Richland County, South Carolina
                           Schedule to Lease Agreement

The following schedule comprises an integral part of the Lease Agreement between the Landlord and Tenant hereinafter named dated October ____, 1999 (hereinafter referred to as the "Lease"). Unless the context otherwise requires, the terms described below shall have the meanings ascribed to them and shall be governed and construed in accordance with the terms of the Lease. Should there be any inconsistencies between the Lease and this Schedule, then the terms and provisions of this Schedule shall control.

        LANDLORD:               Atrium Northeast Limited Partnership, a South
                                Carolina limited partnership whose address is 115 Atrium Way, Suite 204, Columbia, South
                                Carolina 29223

        TENANT: Integrated Business Systems & Services 115 Atrium Way, Suite 128 Columbia, South Carolina 29223

        BUILDING:               The Atrium Northeast Office Building at 115
                                Atrium Way, Columbia, South Carolina.

        LEASED PREMISES:        15,760 usable square feet designated as Suite
                                228 on the 2nd Floor of the Building, and more particularly described on the Floor Plan attached to the Lease and made a part thereof as Exhibit "A".

        RENTABLE AREA:          18,124 Square Feet

        PRO-RATA SHARE:         The Demised Premises contains 18,124 rentable
                                square feet and the total rentable area of the Building is 56,937 square feet. Tenant's
                                Pro-Rata Share is .32 or (32 %) percent.

        TERM: Commencement Date: November 1, 1999, Subject to change as provided in section B of the Lease. Expiration Date: October 31, 2004.

        RENT: Base Rental of $23,032.58 per month November 1, 1999, through October 31, 2000. Base Rental increases November 1, 2000, through October 31, 2001 to $23,410.17 per month. Base Rental increases November 1, 2001, through October 31, 2004, to $23,787.75 per month. First year's Annual Base Rental is $276,391.00. Second year's Annual Base Rent increases to $280,922.00. Third through Fifth year's Annual Base Rental increases to $285,453.00.

        PAYMENT: Monthly Lease Payment begins November 1, 1999, and will continue to be due on the first of each month thereafter through the term of the Lease.

        PERMITTED USE:          Office Space subject to the terms, limitations,
                                and conditions provided in the Lease.

        SIGNAGE: Exterior: One building signature with company logo. Standard signage on Atrium directory and at suite entry.

        SECURITY DEPOSIT:       $1,479.00 Transferred from Lease dated March 1,
                                1991.

        LEASEHOLD IMPROVEMENT:  Space is leased in as-is condition and Landlord will provide an allowance of $90,620.00 to be used for improvements to premises.

        EXPANSION SPACE:        Tenant shall have a Right of First Offer on
                                space adjacent to Tenant's Suite to be accepted or rejected within ten (10) days of notice of availability from Landlord.

        OPTION TO RENEW:        One 5-Year Option at Market Rates.

        LANDLORD'S RIGHT OF
           REFUSAL ON
           BUILD-TO-SUIT:       Landlord will have first right of refusal to
                                develop and lease, long term, a new building for tenant for a period of the lease term and any extensions plus one year at standard, competitive office market rates at the time of development.

                 LANDLORD:                             TENANT:

Atrium Northeast Limited Partnership     Integrated Business Systems & Services


BY:_________________________________     BY:___________________________________

ITS:________________________________     ITS:__________________________________